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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported ) April 28, 1997


                                C.H. Heist Corp.
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               (Exact name of registrant as specified in charter)


    New York                          0-7907                     16-0803301
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

810 North Belcher Road, Clearwater, Florida                         34625
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (813) 461-5656
                                                   -----------------------------

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(Former name or former address, if changed since last report)






                                Exhibit Index: 3
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Item 2:           Acquisition or Disposition of Assets

         On April 28, 1997, Ablest Service Corp. ("Ablest") a wholly owned subsidiary of C.H. Heist Corp. ("Company"), acquired the staffing service business of Solution Source, Inc., a Georgia corporation, ("Solution Source") pursuant to an Asset Purchase Agreement ("Purchase Agreement"). Ablest intends to combine the Solution Source business with its recently established Tech Resource division ( collectively the "Tech Resource Group"). The Tech Resource Group will continue to operate in the Atlanta, Georgia market.

         Pursuant to the Purchase Agreement, Ablest purchased certain assets, primarily customer and employee lists, of Solution Source for $1.3 million paid in cash at closing and agreed to pay additional consideration not to exceed $675,000 over the next three years based on certain goals for earnings before interest and taxes of the Tech Resource Group for fiscal years 1997, 1998 and 1999. The purchase price was determined through negotiations and is expected to be assigned primarily to the estimated fair value of the intangible assets acquired. Ablest used funds available to it under its revolving line of credit to fund the $1.3 million paid at closing.

         The two shareholders of Solution Source and Ablest have entered into three year employment agreements providing for certain base and incentive compensation. Each shareholder of Solution Source has also agreed not to compete with Ablest for five years from, the date of closing as well as during the time that he is employed by Ablest.

                                     (2)
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Item 7:           Financial Statements, Pro Forma Information and Exhibits


(a), (b) Separate, audited financial statements and pro forma statements for Solution Source were not available at the time of this filing and will be filed under cover of Form 8 within 60 days.

(c)               Exhibits                                                                             Pages
                  (1)  Asset Purchase Agreement between Ablest, Solution Source , Inc. , and it's      A1-A29
                       Shareholders dated April 25, 1997.




                                       (3)
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 7, 1997
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                                             C. H. Heist Corp.
                                             -----------------------------------
                                             (Registrant)





                                             /s/ Mark P. Kashmanian
                                             -----------------------------------
                                             Mark P. Kashmanian
                                             Treasurer, Chief Accounting Officer




                                       (4)